Exhibit 99.1

Datavault AI Inc. (NASDAQ: DVLT) Announces a Distribution Date of December 24, 2025 for the Dream Bowl Meme Coin tokens to All Eligible Record Equityholders of Datavault AI and Holders of Common Stock of Scilex Holding Company

PHILADELPHIA, PA – Datavault AI Inc. (NASDAQ: DVLT) (“Datavault AI” or the “Company”), a leader in data monetization, credentialing, and digital engagement technologies, today announced that its board of directors (the “Datavault Board”) has set December 24, 2025 as the distribution date for the Dream Bowl 2026 Meme Coin token (the “Meme Coin”) to all eligible record equityholders of Datavault AI. December 24, 2025 will also be the distribution date for Datavault AI’s voluntary distribution of Meme Coins to record holders of common stock of Scilex Holding Company (NASDAQ: SCLX), which is being made as a token of Datavault AI’s appreciation for Scilex’s relationship with Datavault AI as a significant stockholder of Datavault AI, licensing partner and co-sponsor of the Dream Bowl XIV event to be held on January 11, 2026. The previously announced record date for the distribution of the Meme Coins was November 25, 2025.

Datavault AI expects to begin mailing detailed instructions, on or about December 12, 2025, regarding wallet setup, token access, and distribution procedures to stockholders of record of both Datavault AI and Scilex on the books and records of the transfer agents of Datavault AI and Scilex. Datavault AI also expects to file a Current Report on Form 8-K with the Securities and Exchange Commission on or about the same date outlining such instructions. Any stockholders of Datavault AI and/or Scilex that hold their shares of common stock of Datavault AI and/or Scilex in “street name” through a brokerage firm, bank, dealer or other similar organization should receive such instructions and other information from their broker, bank, dealer or other similar organization once such organizations receive the instructions from Datavault AI.

In order to receive the Meme Coins, all eligible recipients will be required to open a digital wallet with Datavault AI and execute an Opt-In Agreement, pursuant to which such holders will agree, among other things, to the payment conditions set forth therein, and acknowledge that such holders understand the process for receiving the Meme Coins, that the Datavault Board can change the record date or payment date or revoke the distribution prior to the payment date, and that the Meme Coins may not have or maintain any value.

Datavault AI remains firmly committed to stockholder value creation and continuous innovation. Datavault AI will commemorate the upcoming Dream Bowl XIV through this one-time distribution of the Meme Coins to eligible record equity holders of Datavault AI and record holders of common stock of Scilex. Each holder will receive an exclusive commemorative digital collectible designed with utility features, including immutable proof of ownership, embedded ticketing details, and exclusive content related to invited athletes, game highlights, and event access. The Meme Coins will be airdropped to DataVault® wallets beginning on December 24, 2025, subject to recipients opening a digital wallet with Datavault AI and executing an Opt-In Agreement (including to provide any additional documentation requested by Datavault AI to verify any shares of common stock of Datavault AI and/or Scilex that are held in “street name” with a brokerage firm, bank, dealer or other similar organization).

The record date for the distribution may be changed by the Datavault Board for any reason at any time prior to the actual distribution date, and payment of the distribution is conditioned upon the Datavault Board not having revoked the distribution prior to the distribution date, including for a material change to the solvency or surplus analysis presented to the Datavault Board.

The Meme Coin is a digital collectible intended solely for personal, non-commercial use in connection with the Dream Bowl XIV event to be held on January 11, 2026. The Meme Coin does not: (i) represent or confer any equity, voting, dividend, profit-sharing, or ownership rights in Datavault AI or any other entity; (ii) provide any right to receive monetary payments, distributions, or appreciation; or (iii) create any expectation of profit or reliance on the managerial or entrepreneurial efforts of Datavault AI or others. The Meme Coin is not designed or intended to function as an investment, currency, or financial product, and it is not being offered, sold, or distributed for fundraising or capital-raising purposes. Use of the Meme Coin is limited to entertainment, event-access, and digital-collectible functions. Any transferability features are provided solely to support personal digital item portability and not to facilitate or imply investment or speculative use.

The Meme Coins will be tradeable on Datavault AI’s proprietary Information Data Exchange, which acts as a digital marketplace where registered buyers and sellers can securely exchange payment for data assets, including the Meme Coins. Datavault AI will notify holders of Meme Coins via email when they can commence trading the Meme Coins on the Information Data Exchange. Datavault AI currently anticipates that trading of the Meme Coins on such exchange will commence on or about January 11, 2026. Holders of Meme Coins may also be able to export the Meme Coins to other digital wallets. While there will be no fees associated with an eligible holder of Datavault AI securities or Scilex common stock opening a digital wallet with Datavault AI for purposes of accepting the Meme Coins in the Distribution, trades of Meme Coins made on the Information Data Exchange will incur ordinary course trading fees that are based on transaction value and embedded within the terms of the applicable smart contract. Meme Coins that are exported to and traded on other trading platforms or digital exchanges may be subject to additional fees not imposed by Datavault AI.

About Datavault AI

Datavault AITM (Nasdaq: DVLT) is leading the way in AI driven data experiences, valuation and monetization of assets in the Web 3.0 environment. The Company’s cloud-based platform provides comprehensive solutions with a collaborative focus in its Acoustic Science and Data Science Divisions. Datavault AI’s Acoustic Science Division features WiSA®, ADIO® and Sumerian® patented technologies and industry-first foundational spatial and multichannel wireless HD sound transmission technologies with IP covering audio timing, synchronization and multi-channel interference cancellation. The Data Science Division leverages the power of Web 3.0 and high-performance computing to provide solutions for experiential data perception, valuation and secure monetization. Datavault AI’s cloud-based platform provides comprehensive solutions serving multiple industries, including HPC software licensing for sports & entertainment, events & venues, biotech, education, fintech, real estate, healthcare, energy and more. The Information Data Exchange® (IDE) enables Digital Twins, licensing of name, image and likeness (NIL) by securely attaching physical real-world objects to immutable metadata objects, fostering responsible AI with integrity. Datavault AI’s technology suite is completely customizable and offers AI and Machine Learning (ML) automation, third-party integration, detailed analytics and data, marketing automation and advertising monitoring. The Company is headquartered in Philadelphia, PA. Learn more about Datavault AI at www.dvlt.ai.

Forward-Looking Statements

This press release contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault AI,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties.  In some cases, you can identify forward-looking statements because they contain words, such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements, including, but not limited to, statements regarding future events, Datavault AI’s potential distribution of the Dream Bowl 2026 Meme Coin and the timing thereof (including that the Datavault Board may change the record date and, as a result, the payment date thereof), are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein.

Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: risks related to legal proceedings that may be instituted against the parties regarding the Meme Coin and the distribution thereof to Datavault AI’s eligible equity holders and/or Scilex holders of common stock; risks associated with the right of the Datavault Board to change the record date (and therefore the payment date) of, and/or to revoke, the distribution of the Meme Coin; changes in economic, market, or regulatory conditions; uncertainties regarding valuation methodologies and third-party reports; risks relating to evolving regulatory frameworks applicable to tokenized assets; risks associated with technological development and integration; and other risks and uncertainties as more fully described in Datavault AI’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024 and other filings that Datavault AI makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Datavault AI undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. Datavault AI may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault AI’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

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